UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 2014

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54996	42-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA  90013

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (323) 283-8505 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Exhibits.

As previously reported, on October 30, 2014, Social Reality, Inc. (“Social Reality”) acquired 100% of the capital stock of Steel Media, a California corporation (“Steel Media”), from Richard Steel pursuant to the terms and conditions of a Stock Purchase Agreement dated October 30, 2014 by and among Social Reality, Steel Media and Mr. Steel. This Current Report on Form 8-K/A includes the audited financial statements of Steel Media and the related proforma financial statements for Social Reality in accordance with the provisions of Rules 8-04 and 8-05 of Regulation S-X.

(a)

Financial statements of businesses acquired.

The audited financial statements of Steel Media at December 31, 2012 and 2013 and for the years ended December 31, 2012 and December 31, 2013 are filed as Exhibit 99.1 to this report.

The unaudited financial statements of Steel Media at September 30, 2014 and for the nine months ended September 30, 2014 and 2013 are filed as Exhibit 99.2 to this report.

(b)

Pro forma financial information.

The unaudited pro forma financial statements of Social Reality at December 31, 2013 and September 30, 2014 giving effect to the acquisition of Steel Media are filed as Exhibit 99.3 to this report.

(d)

Exhibits.

No.	Description

99.1	Audited financial statements of Steel Media at December 31, 2012 and 2013 and for the years ended December 31, 2012 and December 31, 2013.
99.2	Unaudited financial statements of Steel Media at September 30, 2014 and for the nine months ended September 30, 2014 and 2013.
99.3	Unaudited proforma financial statements of Social Reality, Inc. at December 31, 2013 and September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL REALITY, INC.

Date: January 13, 2015	By:	/s/ Carrie McQueen
Carrie McQueen, Chief Financial Officer

Exhibit Index

No.	Description

99.1	Audited financial statements of Steel Media at December 31, 2012 and 2013 and for the years ended December 31, 2012 and December 31, 2013.
99.2	Unaudited financial statements of Steel Media at September 30, 2014 and for the nine months ended September 30, 2014 and 2013.
99.3	Unaudited proforma financial statements of Social Reality, Inc. at December 31, 2013 and September 30, 2014.